Supplement dated January 2, 2014
to the Prospectus of the following fund:
Fund	Prospectus Dated
Columbia Funds Series Trust II
Columbia Select Smaller-Cap Value Fund	10/01/2013
Effective on or about January 2, 2014, the following changes are made to the Fund’s prospectus:
Information under the caption “Fund Management” in the "Summary of the Fund" section is hereby superseded and replaced with the following information:
Fund Management
Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Richard Rosen	Portfolio Manager	Co-manager	1997
Kari Montanus	Portfolio Manager	Co-manager	January 2014
Information under the caption “Portfolio Managers” in the “More Information About the Fund” section is hereby superseded and replaced with the following information:
Portfolio Managers
Information about the Fund’s portfolio managers primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about the portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers and ownership by the portfolio managers of Fund shares.

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Richard Rosen	Portfolio Manager	Co-manager	1997
Kari Montanus	Portfolio Manager	Co-manager	January 2014
Mr. Rosen joined the Investment Manager in November 2008 when it acquired J. & W. Seligman & Co. Incorporated (Seligman), where he was a Managing Director. Mr. Rosen began his investment career in 1982 and earned a B.A. from Brandeis University and an M.B.A from New York University.
Ms. Montanus joined the Investment Manager in November 2008 when it acquired Seligman, where she worked as an investment professional since 2003. Ms. Montanus began her investment career in 1990 and earned a B.A. from Stanford University and an M.B.A in finance from The Wharton School, University of Pennsylvania.
Shareholders should retain this Supplement for future reference.
SUP218_05_002_(01/14)